Asset retirement obligation	12 Months Ended
Dec. 31, 2012
Asset Retirement Obligation
Asset retirement obligation

Asset retirement obligations ("ARO") relate to oil and natural gas wells in which NXT has outstanding abandonment and reclamation obligations in accordance with government regulations. The Company's obligation relates to its interests in 8 gross (1.1 net) wells that were drilled in the years 2000 through 2004. ARO have an estimated future liability of approximately $62,000 and is based on estimates of the future timing and costs to remediate, reclaim and abandon the wells within the next three years.  The net present value of the ARO is as noted below, and has been calculated using an inflation rate of 3.4% and discounted using a credit-adjusted risk-free interest rate of 10%.

	2012	2011	2010

Asset retirement obligation, beginning of the year	$57,953	$54,444	$51,254
Accretion expense	3,860	3,509	4,092
Costs incurred	-	-	(902)
Asset retirement obligation, end of the year	$61,813	$57,953	$54,444